1290 FUNDS®

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

SUPPLEMENT DATED AUGUST 7, 2023, TO THE PROSPECTUS DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus of 1290 Funds (the “Trust”) dated March 1, 2023, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You can find the Summary Prospectus, Prospectus, Statement of Additional Information, reports to shareholders and other information online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The section of the Prospectus entitled “Dividends and other distributions and tax consequences” is amended by deleting the first paragraph under “Dividends and other Distributions” in its entirety and replacing it with the following information:

Each Fund (other than the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund) generally distributes most or all of its net investment income and net realized gains, if any, annually. Each of the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund normally distributes dividends from its net investment income monthly and distributes its net realized gains, if any, annually. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.